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                                                                    EXHIBIT 99.1
                                                                PRELIMINARY COPY


PROXY                                                                      PROXY

                               NETVANTAGE, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of NetVantage, Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of a copy of the Notice of Special Meeting of Stockholders of the Company and the
accompanying Proxy Statement/Prospectus dated            , 1998 (the "Proxy
Statement/Prospectus") and hereby appoints and authorizes Stephen R. Rizzone and Thomas Iwanski, and each of them, proxies of the undersigned, each with full power to act without the other, and with full power of substitution, to represent the undersigned and to vote as designated below the undersigned's shares of Common Stock at the Special Meeting of Stockholders of the Company
to be held at                        , at  :    .m., local time, on
            , 1998, and at any and all postponements or adjournments thereof (the "Special Meeting").

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BELOW. IF NO DIRECTIONS ARE GIVEN, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING PROPOSAL.

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" THE FOLLOWING PROPOSAL.

  PROPOSAL: To approve and adopt an Agreement and Plan of Merger and the transactions contemplated thereby, including the Merger, as more completely described in the Proxy Statement/Prospectus:

                  FOR [  ]     AGAINST [  ]     ABSTAIN [  ]

  OTHER BUSINESS: In their discretion, the proxy holders are hereby authorized to vote on such other business as may properly come before the Special Meeting, including, among other things, a motion to adjourn the Special Meeting to another time and/or place for, among other things, the purpose of soliciting additional proxies.

  PLEASE MARK ABOVE, THEN DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.

                                                    Dated:               , 1998

                                       ______________________________Signature

                                       ______________________________Signature

                                       PLEASE SIGN EXACTLY AS YOUR NAME
                                       APPEARS HEREON. WHEN SIGNING AS
                                       ATTORNEY, ADMINISTRATOR, TRUSTEE OR
                                       GUARDIAN, SET FORTH YOUR FULL TITLE.
                                       WHEN SHARES ARE HELD IN MORE THAN ONE
                                       NAME, ALL PARTIES SHOULD SIGN. IF A
                                       CORPORATION, SIGN IN FULL CORPORATE
                                       NAME BY AUTHORIZED OFFICER. IF A
                                       PARTNERSHIP, SIGN IN PARTNERSHIP NAME
                                       BY AUTHORIZED PERSON.